UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

January 12, 2015

Date of Report (date of earliest event reported)

Fuse Medical, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-10093	59-1224913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4770 Bryant Irvin Court, Suite 300, Fort Worth, TX 76107

(Address of principal executive offices) (Zip Code)

(817) 439-7025

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On January 12, 2015, Fuse Medical, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Agreement") with Cooks Bridge II, LLC ("CB2"). Pursuant to the terms of the Agreement, CB2 purchased 200,000 of common stock of the Company at a purchase price of $0.50 per share, or an aggregate amount of $100,000. Each of the parties has made customary representations and warranties in the Agreement. The Company intends to use the net proceeds from this offering for general working capital purposes.

The Agreement is attached as Exhibits 10.1 to this Form 8-K.

Management and Ownership of CB2

CB2 is managed by Jonathan Brown, a director of the Company, and Rusty Shelton, a director and the Chief Development Officer of the Company.

Twelve Global, LLC, a member of CB2, owns 25.6% of the Company and Jonathan Brown, a director of the Company, is sole member of Twelve Global, LLC.

Resurge Hospitals, Inc., a member of CB2, owns 14.0% of the Company. Rusty Shelton, the Chief Development Officer and a director of the Company, is the sole stockholder of Resurge Hospitals, Inc.

CCEP Holdings LLC, a member of CB2, owns 12.7% of the Company. Dr. Chris Pratt, the Chief Medical Director and a director of the Company, is the sole member of CCEP Holdings LLC.

TJAL Holdings, LLC, a member of CB2, owns 4.4% of the Company. Dr. Randall Dei is the sole member of TJAL Holdings, LLC and is the Medical Director of Podiatry and a director of the Company.

Robert Donehew, a director of the Company and the former Chief Executive Officer of the Company, is the sole member of Trebor Opportunities LLC. Trebor Opportunities LLC is a member of CB2. Mr. Donehew owns 2.2% of the Company.

Item 3.02 Unregistered Sales of Equity Securities.

On January 12, 2015, pursuant to the Agreement, the Company issued 200,000 shares of its common stock to CB2, an accredited investor, for $0.50 per share (or an aggregate amount of $100,000). This issuance was made to an accredited investor pursuant to the registration exemptions of the Securities Act afforded under Section 4(2) thereunder and Rule 506 of Regulation D of the Securities Act.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Securities Purchase Agreement dated January 12, 2015, by and between Cooks Bridge II, LLC and Fuse Medical, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fuse Medical, Inc. (Registrant)

Date: January 30, 2015	By:	/s/ D. Alan Meeker
	Name:	D. Alan Meeker
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Securities Purchase Agreement dated January 12, 2015, by and between Cooks Bridge II, LLC and Fuse Medical, Inc.

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